UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

VAIL BANKS, INC.
(Exact name of Registrant as Specified in its Charter)

Colorado	000-25081	84-1250561
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer I dentification No.)

0015 Benchmark Road, Suite 300 P.O. Box 6580 Avon, Colorado	81620
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(970) 476-2002

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On August 7, 2006, Vail Banks, Inc. (the “Registrant”) issued a Press Release regarding the Special Shareholder Meeting to be held Thursday, August 31, 2006 at 10:00 a.m. at the WestStar Bank Administrative Building, Gypsum, Colorado a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Vail Banks, Inc., dated August 7, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL BANKS, INC.

By: /s/ Lisa M. Dillon
Lisa M. Dillon, Vice Chairman

Dated: August 8, 2006

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Vail Banks, Inc. dated August 7, 2006